                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 27, 2003
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                        (Date of earliest event reported)


                        COMMERCIAL CAPITAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Nevada                                  000-50126                     33-0865080
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(State or other jurisdiction      (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


One Venture, 3rd Floor, Irvine, California                                 92618
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(Address of principal executive offices)                              (Zip Code)


                                 (949) 585-7500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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      (Former name, former address and former fiscal year, if changed since last report)

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Item 5.  OTHER EVENTS

     On January 27, 2003, Commercial Capital Bancorp, Inc. (the "Company") announced by press release its earnings for the quarter and the year ended December 31, 2002. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

          Exhibit 99.1   Press Release dated January 27, 2003.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               COMMERCIAL CAPITAL BANCORP, INC.


                                                 By: /s/ Christopher G. Hagerty
                                                     --------------------------
                                                     Christopher G. Hagerty
                                                     Executive Vice President
                                                     and Chief Financial Officer



Date:  January 27, 2003.